LOSS PER SHARE	12 Months Ended
Dec. 31, 2021
Profit or loss [abstract]
LOSS PER SHARE

17. LOSS PER SHARE

	2021	2020
Net loss for the year	$(57,773)	$(16,020)

Weighted average number of shares outstanding - basic and diluted	32,662,594	28,881,800

Net loss per share - basic and diluted	$(1.77)	$(0.55)

When calculating earnings per share for periods where the Company has a loss, the calculation of diluted earnings per share excludes any incremental shares from the assumed conversion of stock options and warrants as they would be anti-dilutive.